ISES Statement of Work for Motorola                                       [LOGO]

                                  Exhibit 10.10





                                    Exhibit C




  ISES Statement of Work for Motorola Application User Interfaces June 25, 1999




Tony Hoffman
Project Manager
ISES, Corp.
2600 72nd St., Suite C
Des Moines, IA  50322
Tel (515)331-0560
Fax (515)331-3901
email:tony@ises-amp.com


[Confidential treatment has been requested for the remaining portion of this Exhibit]


Motorola/ISES SDA
Signature Copy